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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 11, 2002

                        SERVICE CORPORATION INTERNATIONAL
               (Exact name of Registrant as specified in Charter)

                                      TEXAS
                 (State or other Jurisdiction of Incorporation)

1-6402-1                                                 74-1488375
(Commission File Number)                       (IRS Employer Identification No.)

1929 Allen Parkway, Houston, Texas                          77019
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (713) 522-5141



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ITEM 5.  OTHER EVENTS

                  On July 11, 2002, Service Corporation International, a Texas corporation (the "Company"), announced the resignation of Jerald L. Pullins, President and Chief Operating Officer, as more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press release dated July 11, 2002, issued by the Company.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SERVICE CORPORATION INTERNATIONAL

Date:  July 12, 2002                   By: /s/ James M.. Shelger
                                           -------------------------------------
                                           James M. Shelger
                                           Senior Vice President
                                           General Counsel and Secretary



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                                  EXHIBIT INDEX



Exhibit Number         Description
--------------         -----------
   99.1                Press release dated July 11, 2002, issued by the Company.